UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable

(Former name or former address, if changed
since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 5, 2014, American Express Company (the “Company”) issued $600,000,000 aggregate principal amount of 3.625% Subordinated Notes due December 5, 2024 (the “Subordinated Notes”) pursuant to a Prospectus Supplement dated December 2, 2014 to the Prospectus dated December 3, 2012, filed as part of the Company’s Registration Statement on Form S-3 (No. 333-185242) (the “Registration Statement”). The Subordinated Notes were sold pursuant to a Terms Agreement (the “Terms Agreement”) dated December 2, 2014 among the Company and Goldman, Sachs & Co., Barclays Capital Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein. The Terms Agreement incorporates by reference the terms and conditions of the Underwriting Agreement Basic Provisions filed as an exhibit to the Registration Statement.  The Subordinated Notes were issued under the Subordinated Indenture, dated as of August 1, 2007, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), as supplemented by a supplemental indenture (the “Supplemental Indenture”), dated as of December 5, 2014 between the Company and the Trustee.

The preceding is a summary of the terms of the Terms Agreement, the Supplemental Indenture and the Subordinated Notes, and is qualified in its entirety by reference to the Terms Agreement attached as Exhibit 1.1, the Supplemental Indenture attached as Exhibit 4.1 and the Form of Subordinated Notes attached as Exhibit 4.2, and each is incorporated herein by reference as though it were fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit	Description

1.1	Terms Agreement, dated December 2, 2014, among the Company and Goldman, Sachs & Co., Barclays Capital Inc. and RBC Capital Markets, LLC
4.1	Supplemental Indenture between the Company and The Bank of New York Mellon, dated December 5, 2014
4.2	Form of Global Note for the Subordinated Notes (included in Exhibit 4.1)
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP
23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY

	By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Dated: December 5, 2014

INDEX TO EXHIBITS

Exhibit	Description

1.1	Terms Agreement, dated December 2, 2014, among the Company and Goldman, Sachs & Co., Barclays Capital Inc. and RBC Capital Markets, LLC
4.1	Supplemental Indenture between the Company and The Bank of New York Mellon, dated December 5, 2014
4.2	Form of Global Note for the Subordinated Notes (included in Exhibit 4.1)
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP
23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)